Exhibit 23




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                               Arthur Andersen LLP



































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                                   Exhibit 23




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


Hurco Companies, Inc.
Indianapolis, Indiana



As independent public accountants, we hereby consent to the incorporation of our report dated December 1, 1995, except with respect to the matters discussed in Notes 4 and 12 as to which the date is January 26, 1996, included in this Form 10-K, into the Company's previously filed Registration Statement File No. 2-71597.





                                                           ARTHUR ANDERSEN LLP




Indianapolis, Indiana
January 26, 1996